UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 6, 2005

TRUMP ENTERTAINMENT RESORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

33-90786	13-3818407
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

33-90786-1	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the 2005 Annual Meeting of Stockholders of Trump Entertainment Resorts, Inc. (the “Company”) held on October 6, 2005 (the “2005 Annual Meeting”), the stockholders of the Company entitled to notice of and to vote at the 2005 Annual Meeting approved the Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan (the “2005 Plan”).

The following summary describes the principal features of the 2005 Plan. This summary is qualified in its entirety by reference to the complete text of the 2005 Plan, which was filed as Annex A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on September 23, 2005. Terms not defined herein shall have the meanings ascribed to them in the 2005 Plan.

The 2005 Plan provides for grants of Options (both incentive and non-qualified as discussed below), Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Performance Stock Unit Awards, Restricted Stock Unit Awards, Dividend Equivalent Awards, Stock Payment Awards, Deferred Stock Awards, Performance Bonus Awards, Performance Awards and other Stock-Based Awards, as each of those terms is defined in the 2005 Plan (collectively, the “Awards”).

Purpose. The purpose of the 2005 Plan is to promote the success and enhance the value of, as well as aid the Company by linking the personal interests of current and future members of the Board, employees and consultants to those of stockholders of the Company. The 2005 Plan provides a means through which these individuals are incentivized to continue providing the Company with outstanding performance and generate superior returns to the Company’s stockholders. The 2005 Plan also provides flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees and consultants.

Administration. The 2005 Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”). References to the Compensation Committee shall refer to the Board if the Compensation Committee should cease to exist and the Board does not appoint a successor committee. Each member of the Compensation Committee must qualify as a “non-employee director” as defined under Rule 16b-3 under the Exchange Act, an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director” under the rules of any national securities exchange or national securities association, as applicable. The Compensation Committee may act by majority of its members present at a meeting where a quorum is present. However, the full Board, acting by majority of its members in office, shall conduct the general administration of the 2005 Plan with respect to all Awards granted to independent directors; provided that Options granted to independent directors will be Non-Qualified Stock Options. The expense of administering the 2005 Plan shall be borne by the Company and its subsidiaries.

Subject to the terms of the 2005 Plan, the Compensation Committee is authorized to (i) select Participants eligible to receive Awards, (ii) determine the type and number of Awards to be granted, (iii) determine the number of shares of common stock, par value $0.001, of the Company (the “Common Stock”) to which an Award will relate, (iv) determine the terms and conditions of any Award granted pursuant to the 2005 Plan (including the exercise price, grant price and restrictions or limitations, accelerations or waivers), (v) decide all other matters that must be determined in connection with an Award, (vi) establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the 2005 Plan, and (vii) make all other decisions and determinations that may be required pursuant to the 2005 Plan or as the Compensation Committee deems necessary or advisable to administer the 2005 Plan.

Shares Available for Awards. Subject to adjustments as described below under the heading “Changes in Capital Structure,” the maximum number of shares of Common Stock that will be available for the grant of Awards under the 2005 Plan will be 4,000,000 shares of Common Stock. To the extent that an Award terminates, expires, or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for grant of an Award pursuant to the 2005 Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the 2005 Plan. To the extent permitted by applicable law or regulation, shares of Common Stock issued in the assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries shall not be counted against shares of Common Stock available for grant pursuant to the 2005 Plan. The maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year is 2,000,000 shares of Common Stock.

Term of the 2005 Plan. Unless earlier terminated by the Board, as described below under the heading “Amendment and Termination,” the 2005 Plan will terminate on August 9, 2015, which is the tenth anniversary after the Board adopted the 2005 Plan by resolution. No Awards may be granted after such date and any Awards that are outstanding on such date shall remain in force according to the terms of the 2005 Plan and the applicable Award Agreement.

Eligibility. The persons eligible to receive Awards under the 2005 Plan are the Company’s officers, Employees (as defined in accordance with Section 3401(c) of the Code), Consultants and members of the Board. Persons receiving Awards will enter into individual Award Agreements with the Company that contain the terms and conditions of the Award established by the Compensation Committee. Awards of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Awards may only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board. The Compensation Committee may, however, determine that these awards can be exercised or paid subsequent to termination of employment or services, as applicable, or following a Change in Control of the Company, or because of Participant’s retirement, death or disability.

Stock Options. The Compensation Committee is authorized to grant stock options, including incentive stock options under Section 422 of the Code (“ISOs”), which can result in potentially favorable tax treatment to a Participant, and non-qualified stock options. The Compensation Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the 2005 Plan shall not exceed ten (10) years. The Compensation Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. ISOs may only be granted to employees of the Company or its subsidiaries. The exercise price per share of Common Stock subject to an Option is determined by the Compensation Committee, but may not be less than 100% of the fair market value of such share on the date of grant; provided, that with respect to an individual that owns shares of Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share subject to an ISO may not be less than 110% of the fair market value of a share of Common Stock on the date of grant and the Option is not exercisable for more than five (5) years from the date of grant. The aggregate fair market value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which ISOs are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code. The term of any Option may not exceed ten (10) years.

For purposes of the 2005 Plan, the term “fair market value” means, with respect to a share of Common Stock as of a given date: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the date previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on The NASDAQ National Market (“NASDAQ”), (1) the last sales price (if the shares of Common Stock are then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asking prices (in all other cases) for the shares of Common Stock on the date previous to such date as reported by NASDAQ, or (iii) if the shares of Common Stock are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and ask prices for the shares of Common Stock, on the day previous to such date, as determined in good faith by the Compensation Committee, or (iv) if the shares of Common Stock are not publicly traded, the fair market value established by the Compensation Committee acting in good faith.

Restricted Stock. The Compensation Committee is authorized to grant Restricted Stock, which shall be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote the Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Compensation Committee determines at the time of the grant of the Award or thereafter.

SARs, CSAR and ISAR. The Compensation Committee is authorized to grant Stock Appreciation Rights (“SARs”) to any Participant (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option.

A Coupled Stock Appreciation right (“CSAR”) is related to a particular Option and will be exercisable when and to the extent the related Option is exercisable. CSARs may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled. A CSAR entitles the Participant to surrender to the Company the unexercised portion of the Option to which the CSAR relates and to receive from the Company in exchange an amount determined by multiplying (x) the difference obtained by subtracting (A) the Option exercise price from (B) the fair market value of a share of Common Stock on the date of exercise of the CSAR by (y) the number of shares of Common Stock with respect to which the CSAR has been exercised.

An Independent Stock Appreciation Right (“ISAR”) is unrelated to any Option. The Compensation Committee determines the installments in which and the number of shares of Common Stock that are covered by an ISAR. The exercise price per share of Common Stock subject to an ISAR is set by the Compensation Committee; provided that it may not be less than 100% of the fair market value on the date of grant. An ISAR entitles the Participant to exercise all or a specified portion of the ISAR and to receive from the Company an amount determined by multiplying (x) the difference obtained by subtracting (A) the exercise price per share of the ISAR from (B) the fair market value of a share of Common Stock on the date of exercise of the ISAR by (y) the number of shares of Common Stock with respect to which the ISAR has been exercised.

Payments on SARs may be made in cash, in Common Stock (based on its fair market value as of the date the SAR is exercised) or a combination of both. If an SAR is paid in cash, the Award Agreement must, to the extent necessary to comply with Section 409A of the Code, specify the date of the payment, which may be different than the date of the exercise of the SAR.

Performance Share Awards and Performance Stock Units. The Compensation Committee may select a Participant to receive one or more Performance Share awards or Performance Stock Unit awards. The Performance Share awards are denominated in numbers of shares of Common Stock. The Performance Stock Unit awards are denominated in units of values, including dollar value of shares of Common Stock. Both the Performance Share awards and the Performance Stock Unit awards may be linked to any one or more of the Performance Criteria or specific performance criteria determined by the Compensation Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.

Dividend Equivalents. The Compensation Committee may select a Participant to receive a right to receive the equivalent value (in cash or stock) of a dividend paid on shares of the Company’s Common Stock (a “Dividend Equivalent”). Dividend Equivalents are credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Compensation Committee. The Dividend Equivalents granted with respect to the Options or SARs that are intended to be Qualified Performance-Based Compensation will be payable, with respect to pre-exercised periods, regardless of whether such Option or SAR is exercised.

Stock Payments. The Compensation Committee may select a Participant to receive Stock Payments. Unless otherwise determined by the Compensation Committee, such Stock Payments will be made in lieu of base salary, bonus, or other cash compensation otherwise payable to a Participant.

Deferred Stock. The Compensation Committee may select a Participant to receive Deferred Stock. Shares of Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Compensation Committee.

Restricted Stock Units. The Compensation Committee may select a Participant to receive Restricted Stock. At the time of grant, the Compensation Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested or non-forfeitable, and may specify conditions to vesting. On the maturity date, the Company will transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid.

Other Stock Awards. The Compensation Committee is authorized to grant other types of Awards to Participants that are evidenced by shares of Common Stock or the right to purchase shares of Common Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Common Stock.

Performance Bonus Awards. The Compensation Committee may select a Participant to receive Performance-Based Awards in the form of a cash bonus (the “Performance Bonus Award”) payable based on Performance Criteria or Performance Goals that are established by the Compensation Committee. The maximum amount of any Performance Bonus Award payable to a Covered Employee (an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code) with respect to any calendar year may not exceed $2,000,000. Any Award granted to a Covered Employee and that is intended to constitute a Qualified Performance-Based Compensation is subject to any additional limitations set forth in Section 162(m) of the Code.

Performance-Based Awards. Certain Awards other than Options and SARs may be qualified as Qualified Performance-Based Awards if they comply with the requirements of Section 162(m)(4)(C) of the Code. If the Compensation Committee decides to grant a Performance-Based Award to a Covered Employee for a Performance Period, the Compensation Committee must, no later than ninety (90) days following the commencement of any fiscal year or any other designated fiscal period or period of service, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between the Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Compensation Committee must certify in writing whether the applicable Performance Goals were achieved for such Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of the Company’s Common Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Changes in Capital Structure. In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the share price of the Common Stock, the Compensation Committee may make such proportionate adjustments, if any, as the Compensation Committee deems appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the 2005 Plan (subject to limitations as provided in the 2005 Plan), (ii) the terms and conditions of any outstanding Awards (including any applicable performance targets or criteria), and/or (iii) the grant or exercise price per share for any outstanding Awards under the 2005 Plan.

Upon the occurrence of the transactions mentioned above or any unusual or nonrecurring transaction or event affecting the Company or its financial statement, the Compensation Committee may determine that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2005 Plan. To facilitate such transactions or to give effect to changes in laws, the Compensation Committee may: (i) provide for either (A) termination of an Award in exchange for property or cash or (B) replacement of such Award with other rights or property, (ii) provide that the Award is assumed by the successor or survivor corporation, or parent or subsidiary thereof, or is substituted for by similar options, rights or awards, (iii) make adjustments in the number and type of shares of Common Stock subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future, (iv) provide that such Award may be exercisable or payable or fully vested with respect to all shares covered by such Award, and/or (v) provide that the Award cannot vest, be exercised or become payable after such event.

Acceleration Upon a Change in Control. If a Change in Control occurs, then immediately prior to the Change of Control, Awards become fully exercisable and forfeiture restrictions on Awards lapse. Upon, or in anticipation of, a Change in Control, the Compensation Committee may cause any and all Awards outstanding under the 2005 Plan to terminate and will give to each Participant the right to exercise such Awards during a period of time as the Compensation Committee determines. The Compensation Committee also has the discretion, upon or in advance of a Change in Control, to terminate any or all outstanding Options in exchange for a payment in respect of such Options, determined by reference to the consideration paid in the Change of Control.

Outstanding Awards. Certain Mergers, Other Changes. If the Company is the surviving corporation in any merger or consolidation (except where the holders of the shares of Common Stock receive securities of the other corporation), each outstanding Award on the date of the merger or consolidation will pertain to and apply to the securities that a holder of the number of shares of Common Stock subject to such Award would have received in such merger or consolidation.

Amendment and Termination. The Compensation Committee may terminate, amend or modify the 2005 Plan, subject to stockholder approval to the extent necessary or desirable to comply with any applicable law, regulation, or rule of the exchange on which the Company is listed. Stockholder approval is required to amend the 2005 Plan in a manner that (i) increases the number of shares available under the 2005 Plan (other than pursuant to a Change in Capital Structure as described above), (ii) permits the Compensation Committee to grant Options with an exercise price that is below fair market value on the date of grant, or (iii) permits the Compensation Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant. Stockholder approval is also required to amend any Option to reduce the per share exercise price of shares subject to such Option below the per share exercise price as of the date the Option is granted.

Withholding. The Company or any subsidiary may deduct or withhold, or require a Participant to remit to the Company, an amount necessary to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the 2005 Plan. The Compensation Committee may allow a Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under any Award having a fair market value equal to the sums required to be withheld.

Federal Income Tax Consequences of Awards.

The following is a brief description of the United States federal income tax consequences generally arising with respect to Awards under the 2005 Plan.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the option holder recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A Participant receiving ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two (2) years from the date of grant and one (1) year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

Recently enacted Section 409A of the Code regulating nonqualified deferred compensation plans may apply to certain aspects of the 2005 Plan. To the extent that the Compensation Committee determines that the 2005 Plan or any award granted under the 2005 Plan may become subject to Section 409A of the Code, the Compensation Committee may take such action as it deems necessary and appropriate to either cause the 2005 Plan and any awards to comply with the requirements of Section 409A or to structure the 2005 Plan and such awards so as to avoid the applicability of Section 409A. Such actions may include, but shall not be limited to, amendment of the 2005 Plan or any award agreement outstanding under the 2005 Plan or the adoption of other policies and procedures as the Compensation Committee deems necessary and appropriate.

The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2005 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 2005 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2005 Plan should consult a tax adviser as to the tax consequences of participation.

Awards Granted Under 2005 Plan.

On June 23, 2005, each of Wallace B. Askins, Edward H. D’Alelio, James J. Florio, Cezar M. Froelich, Morton E. Handel, Michael A. Kramer and Don M. Thomas, the Company’s non-employee directors (collectively, the “Non-Employee Directors”), entered into a Restricted Stock Award Agreement (the “Restricted Stock Award Agreement”), pursuant to which each of them was awarded, subject to stockholder approval of the 2005 Plan, 10,000 shares of Common Stock, subject to the restrictions set forth in the Restricted Stock Award Agreement (the “Restricted Stock”). The restrictions on the Restricted Stock granted to each of the Non-Employee Directors shall expire with respect to 50% of the Restricted Stock, on November 1, 2005 and with respect to the remaining 50% of the Restricted Stock, on May 1, 2006. A form of the Restricted Stock Award Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to that certain employment agreement, dated July 6, 2005 (the “Perry Employment Agreement”), by and among the Company, Trump Entertainment Resorts Holdings, L.P. (“TER Holdings”), and James B. Perry, Mr. Perry was granted 100,000 restricted shares of Common Stock, subject to the adoption of the 2005 Plan by the Company’s stockholders (the “Perry Restricted Stock Award”). The Perry Restricted Stock Award vests in two increments, 30% (30,000) on July 30, 2006 and 70% (70,000) on June 30, 2007, subject to the terms and conditions of the Perry Employment Agreement. Mr. Perry is currently a member of the Company’s Board and serves as the Company’s Chief Executive Officer and President pursuant to the Perry Employment Agreement, as described in the Company’s Current Report on Form 8-K filed with the Commission on July 11, 2005 and filed as an exhibit thereto.

Pursuant to that certain employment agreement, dated July 19, 2005 (the “Juliano Employment Agreement”), by and among the Company, TER Holdings and Mark Juliano, Mr. Juliano was granted 90,000 restricted shares of Common Stock, subject to the adoption of the 2005 Plan by the Company’s stockholders (the “Juliano Restricted Stock Award”). The Juliano Restricted Stock Award vests in one-third increments (30,000) on each of July 31, 2006, 2007 and 2008, subject to the terms of the Juliano Employment Agreement. Also pursuant to the Juliano Employment Agreement and subject to the adoption of the 2005 Plan by the Company’s stockholders, Mr. Juliano was granted Stock Options exercisable for 300,000 shares of Common Stock, vesting in one-third increments (100,000) on each of July 31, 2008, 2009 and 2010, at a purchase price of $17.75 per share (the closing sales price of the Company’s Common Stock on October 6, 2005 (the date of the 2005 Annual Meeting)) and subject to the terms of the Juliano Employment Agreement. Mr. Juliano currently serves as the Chief Operating Officer of the Company pursuant to the Juliano Employment Agreement, as described in the Company’s Current Report on Form 8-K filed with the Commission on July 20, 2005 and filed as an exhibit thereto.

Item 8.01 Other Events

In addition to approving the 2005 Plan, the following actions were taken by the stockholders of the Company entitled to notice of and to vote at the 2005 Annual Meeting:

Election of Class I Directors.

Each of Wallace B. Askins, Edward H. D’Alelio and James J. Florio was elected to serve as a Class I Director to the Company’s Board for a three-year term expiring at the third annual meeting of stockholders following the 2005 Annual Meeting or until their respective successors are duly elected and qualified.

Ratification of Independent Auditors.

The Board’s appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2005 was ratified.

Item 9.01 Financial Statement and Exhibits.

(c) Exhibits.

10.1	Form of Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP ENTERTAINMENT RESORTS, INC.

	By:	/s/ Robert M. Pickus
	Name:	Robert M. Pickus
	Title:	Executive Vice President and Secretary

Date: October 11, 2005

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

	By:	/s/ Robert M. Pickus
	Name:	Robert M. Pickus
	Title:	Executive Vice President and Secretary

Date: October 11, 2005

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

	By:	/s/ Robert M. Pickus
	Name:	Robert M. Pickus
	Title:	Executive Vice President and Secretary

Date: October 11, 2005

EXHIBIT INDEX

No.	Description
10.1	Form of Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan Restricted Stock Award Agreement

12